SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of
1934

Date of Report:  December 12, 1997
                 -----------------

Commission File Number 0-12058
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                         KENAN TRANSPORT COMPANY
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


             North Carolina                         56-0516485
    -------------------------------               ---------------
    (State or other jurisdiction of                (IRS Employer
     incorporation or organization)              Identification No.)


               University Square - West, 143 W. Franklin Street
                   Chapel Hill, North Carolina, 27516-3910
          -----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                               (919) 967-8221
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               (Registrant's telephone number, including Area Code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                On December 1, 1997, Kenan Transport Company (the 'Registrant') closed its previously announced agreements to purchase a majority of the transportation assets of Transport South, Inc. ('TSI') in a cash transaction and to provide contract transportation services to TSI affiliate, RaceTrac Petroleum, Inc.

                TSI transports petroleum products in the southeastern United States and Texas and it is expected that the assets acquired, consisting primarily of 127 tractors and 211 tank trailers, will be used in a similar capacity in the Registrant's business. The purchase price for the acquired assets was determined in arms-length negotiations between the parties and consisted of approximately $10,903,000 that was paid from the Registrant's existing cash balances and approximately $3,196,000 in assumed capital lease obligations.




Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (a)   Financial Statements.
                      As of the date of the filing of this Current Report
                on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after December 15, 1997.


          (b)   Pro Forma Financial Information.
                      As of the date of the filing of this Current Report
                on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after December 15, 1997.


          (c)   Exhibits.
                      The Exhibits to this Report are listed in the Index
                to Exhibits set forth elsewhere herein.



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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        KENAN TRANSPORT COMPANY
                                             (Registrant)



DATE:     December 12, 1997             BY:    /s/  William L. Boone
                                               --------------------------
                                               Vice President-Finance and
                                               Chief Financial Officer
































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                             INDEX TO EXHIBITS


The exhibits filed as part of this report are listed below:


 Exhibit
  Number                         Description
---------       ---------------------------------------------------------
   2            Asset Purchase Agreement between Transport South Inc. and
                the Registrant dated October 31, 1997, filed as Exhibit 2 to the Registrant's Form 10-Q Quarterly Report for the quarter ended September 30, 1997, which is incorporated herein by reference to such Form 10-Q.

   2.A          Amendment to Asset Purchase Agreement

































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